Exhibit 10.3
SECURITY AGREEMENT
This SECURITY AGREEMENT (this “Agreement”) is entered into as of the 22nd day of October, 2008, by CleanTechBiofuels, Inc., a Delaware corporation (“Debtor”), in favor of World Waste Technologies, Inc. (the “Secured Party”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Patent Purchase Agreement between Debtor and the Secured Party of even date herewith (the “Purchase Agreement”), the Secured Party has agreed to make certain loans and advances to Debtor which are to be evidenced by that certain Promissory Note of even date herewith (the “Note”).
WHEREAS, it is a condition precedent to the effectiveness of the Note that Debtor shall grant the security interest contemplated by this Agreement.
NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to make the loans and advances contemplated by the Note, Debtor hereby agrees with the Secured Party as follows:
Section 1. Grant of Security. Debtor hereby assigns and pledges to the Secured Party and grants to the Secured Party a security interest in all of Debtor’s right, title and interest in and to the U.S. Patent No. 6,306,248 (“Patent”), all the rights associated with such Patent as set forth in Section 1.1 of the Purchase Agreement, and all collections, receipts and other proceeds (cash and non-cash) of any of the foregoing (the “Collateral”).
Section 2. Security for Obligations. This Agreement secures the payment of all obligations of Debtor now or hereafter existing under the Note (all such obligations of Debtor being the “Obligations”). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations, including all amounts that would be owed by Debtor to the Secured Party under the Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Debtor.
Section 3. Release of Security. As of the date of the repayment in full of all indebtedness under the Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor.
Section 4. Representations and Warranties. Debtor represents and warrants, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows: (a) The exact legal name, the type of organization, and the jurisdiction of organization of the Company is accurately set forth on the first page of this Agreement. (b) This Agreement has been duly executed and delivered by Debtor and is a valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms. (c) The execution and delivery by Debtor of this Agreement and the performance of its obligations hereunder are within Debtor’s authority and capacity and do not contravene any law, regulation, order or contractual restriction binding on or affecting Debtor. (d) The pledge and grant of security interest in the Collateral pursuant to this Agreement creates a valid and perfected security interest in the Collateral in favor of the Secured Party, securing the payment of all of the Obligations. (g) The Company will be the sole, legal and equitable owner of the Collateral, and no financing statement or other evidence of lien covering or purporting to cover the Collateral will be on file in any public office other than the financing statements filed in connection with the security interest granted to the Secured Party hereunder.

Section 5. Further Assurances.
(a) Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will: (i) deliver and pledge to the Secured Party promptly upon receipt thereof all instruments or certificates representing or evidencing any of the Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.
(b) Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
(c) Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.
(d) Until payment in full of all of the Obligations, Debtor agrees: (i) to defend the title of the Collateral and the lien thereon of the Secured Party against the claim of any other person; (ii) to maintain and preserve such lien until payment; (iii) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (iv) to give the Secured Party at least 30 days’ prior written notice of any change in Debtor’s name, domicile, or structure; (v) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral except to the extent the validity thereof is being contested in good faith; provided that such Debtor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Debtor or any of the Collateral as a result of the failure to make such payment; and (vi) not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or create or suffer to exist any lien upon or with respect to any of the Collateral.

If Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement. Debtor agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute amounts outstanding under the Note for all purposes hereof. The powers conferred on the Secured Party by this Agreement are solely to protect the interests of the Secured Party and shall not impose any duty upon the Secured Party to exercise any such power, and if the Secured Party shall exercise any such power, such exercise shall not relieve the Company of any Event of Default (defined below), and the Secured Party shall be accountable only for amounts actually received as a result thereof. The Secured Party shall be under no obligation to take steps necessary to preserve the rights in or value of or to collect any sums due in respect of any Collateral against any other person or entity but may do so at its option.
Section 6. Events of Default.
(a) All of the following are Events of Default under this Agreement: (a) Debtor violates any provisions of this Agreement, the Note or the Purchase Agreement or any representation or warranty by Debtor under any such agreement is not true. (b) Debtor fails to make payments as and when due under the Note. (c) The dissolution, liquidation or termination of the legal existence of Debtor. (d) The appointment of a receiver, trustee or similar judicial officer or agent to take charge of or to liquidate any property or assets of Debtor. (e) The commencement of any proceeding against Debtor under any provision of the Bankruptcy Code of the United States, as amended. (f) The occurrence of a Change of Control, unless either (X) the Secured Party consents thereto or (Y) all amounts due hereunder are repaid in full concurrently therewith. A Change of Control shall mean the sale of all or any substantial portion of Debtor’s assets outside of the ordinary course of business, or the closing of any transaction pursuant to which any person (other than Debtor’s existing owners) becomes the holder of more than 50% of Debtor’s outstanding ownership interests. (h) Debtor ceases any material portion of its business operations as presently conducted.
(b) Debtor shall deliver to the Secured Party, immediately upon becoming aware that an Event of Default has occurred, a written notice specifying the nature and period of existence.

Section 7. Remedies. If any Event of Default shall have occurred and be continuing:
(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of California at that time (the “UCC”) (whether or not the UCC applies to the affected Collateral), and also may (i) take possession of the Collateral in accordance with the applicable provisions of the UCC, (ii) require Debtor to, and Debtor hereby agrees, that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and/or (iii) without notice except as specified below, sell or, to the extent permitted by applicable law, purchase the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that if it sells the Collateral, to the extent notice of sale shall be required by law, at least ten days’ notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Debtor hereby waives any claim against the Secured Party arising by reason of the fact that the Secured Party chose to retain the Collateral or the price at which any Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and agrees that any such private placement shall, in and of itself, not be deemed to be commercially unreasonable.
(b) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter be applied (after payment of any amounts payable to the Secured Party pursuant to this Agreement) in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.
(c) The Secured Party may exercise any and all rights and remedies of Debtor under or in connection with or otherwise in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, the agreements included within the Collateral.
(d) Debtor agrees that a breach of any of the covenants contained in Section 5 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in Section 5 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Obligations becoming due and payable prior to their stated maturities.
(e) If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, Debtor shall be liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(f) Upon the occurrence and during the continuance of an Event of Default, Debtor hereby constitutes and appoints the Secured Party its true and lawful attorney, with full power, in the name of the Company or otherwise, at the expense of the Company and without notice to or demand upon the Company, to grant, sell, convey, assign and transfer the Collateral in accordance with the UCC, free and clear of all liens. The Company agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute amounts outstanding under the Note for all purposes hereof. The above power of attorney is irrevocable and coupled with an interest.
Section 9. Indemnification. The Company shall defend, indemnify and hold harmless the Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements (including reasonable attorneys’ fees) of any kind whatsoever which may be imposed on, incurred by or asserted against the Secured Party in connection with or in any way arising out of or relating to the Collateral or this Agreement, except to the extent the same is finally determined by a court of competent jurisdiction to have arisen as a result of the willful misconduct or bad faith of the Secured Party.
Section 10. Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party. Any waiver, express or implied, of any breach or default shall not be considered a waiver of any subsequent breach or default.
Section 11. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under the Note (b) be binding upon Debtor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns.
Section 12. Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.
Section 13. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of facsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be the address for such party set forth in the Purchase Agreement or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

Section 14. Governing Law. This Agreement was executed in, and the transactions contemplated by and the provisions of this Agreement shall be governed by and construed in accordance with, the laws of the State of California, without giving effect to the conflict of laws provisions thereof; and both parties consent to the jurisdiction of the state and federal courts sitting in California.
Section 15. Counterparts. This Agreement may be executed in counterparts and shall be effective when each party has executed at least one of the counterparts even though both parties have not executed the same counterpart.
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IN WITNESS WHEREOF, Debtor has duly executed and delivered this Agreement, and the Secured Party has caused this Agreement to be duly executed and delivered, as of the date first above written.

DEBTOR: CLEANTECH BIOFUELS, INC.
By:
Title:

SECURED PARTY: WORLD WASTE TECHNOLOGIES, INC.
By:
Title: